UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

GENEREX BIOTECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)	Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada		M5J 2G2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 9, 2008, Generex Biotechnology Corporation ("the “Company”) received payment of the USD $500,000 non-refundable license fee due following execution of the product licensing and distribution agreement that the Company entered into with Dong Sung Pharm Co. Ltd. on August 25, 2008 for the importation, marketing, distribution and sale in South Korea of Generex Oral-lyn™, the Company’s proprietary oral insulin spray product. The terms and conditions of the product licensing and distribution agreement are disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2008. The Company has begun preparations for procuring governmental approval for the importation, marketing, distribution and sale of Generex Oral-lyn™ in South Korea.

Safe Harbor Statement

This Current Report on Form 8-K and oral statements made from time to time by Company representatives concerning the same subject matter may contain “forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by introductory words such as “expects,’’ “will,’’ or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by the Company with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when the Company will obtain regulatory approval for any “phase’’ of clinical trials. The Company claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: September 25, 2008	By:	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)